ANNUAL REPORT
SEPTEMBER 30, 2000


Mercury
Select
Growth
Fund




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks capital appreciation through investments primarily in a portfolio of common stocks and other equity securities of very large cap companies that are traded in US securities' markets that Fund management believes have strong earnings growth potential. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Select Growth Portfolio of Mercury Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.


Mercury Select Growth Fund of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERCURY MASTER SELECT GROWTH PORTFOLIO


INVESTMENTS AS OF SEPTEMBER 30, 2000


Ten Largest                 Percent of
Equity Holdings             Net Assets

Cisco Systems, Inc.             9.5%
General Electric Company        8.7
Pfizer Inc.                     4.9
EMC Corporation                 4.6
Sun Microsystems, Inc.          3.9
America Online, Inc.            3.8
Oracle Corporation              3.7
Corning Incorporated            2.9
Amgen Inc.                      2.3
CIENA Corporation               2.0


                            Percent of
Ten Largest Industries      Net Assets

Communications Equipment       22.8%
Pharmaceuticals                 9.2
Internet Software & Services    8.9
Industrial Conglomerates        8.7
Computers & Peripherals         8.5
Software                        5.3
Biotechnology                   5.0
Semiconductor Equipment
& Products                      4.4
Computers                       4.3
Beverages                       2.1



September 30, 2000

Mercury Select Growth Fund


DEAR SHAREHOLDER

We are pleased to provide you with the first annual report for Mercury Select Growth Fund of Mercury Funds, Inc. The Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks and other equity securities of very large cap companies that are traded in the US securities' markets that Fund management believes have strong earnings growth potential. The Fund may also purchase securities of mid and large cap US companies. The Fund will seek to achieve its investment objective by investing all of its assets in Mercury Master Select Growth Portfolio, which is the portfolio of Mercury Master Trust that has the same investment objective as the Fund. From its inception on January 31, 1997 until its reorganization in June 2000, the Fund operated as the Turner Large Cap Growth Equity Fund, a portfolio of Turner Investment Partners, Inc. funds, whose investment adviser is currently the Fund's sub-adviser.

Fiscal Year in Review
During the fiscal year ended September 30, 2000, we were able to capitalize on a favorable market for growth stocks and, in our estimation, on good stock selection and adroit trading. As a result, the Fund's Class I Shares generated a total return of +47.49% for the 12 months ended September 30, 2000, handily outperforming the returns of +13.28% and +16.90% for the unmanaged Standard &Poor's (S&P) 500 Index and the unmanaged benchmark Russell Top 200 Growth Index, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.)

Much of the Fund's outperformance was reaped early in the fiscal year during the fourth quarter of 1999. During that time, the stock market rebounded strongly. For instance, after an especially bleak stretch during a week in early October, when stock prices in aggregate fell more than 6%, the S&P 500 bounced back dramatically to finish the quarter with a 14.88% gain. Large cap growth stocks, as represented by the Russell Top 200 Growth Index, benefited handsomely from that year-end surge, soaring 22.47% for the fourth quarter of 1999. During the 12 months ended September 30, 2000, the Russell Top 200 Growth Index outperformed its value counterpart by
9.62 percentage points.

As for our stock selection, five of Mercury Select Growth Fund's ten sector investments outperformed their corresponding Russell Top 200 Growth Index sectors. By far, our technology holdings, which represented the Fund's largest single sector weighting at about 50%, contributed the most to performance, rising more than 70%. Why were we so heavily invested in tech stocks? The reason is simple: tech stocks are becoming a bigger part of the Russell Top 200 Growth Index. In following our sector-diversified policy, we kept the sector weightings of the Fund close to that of the Index. Our holdings in each of the ten market sectors are sector diversified, meaning that their sector weightings resembled the Index. We believe that such a strategy makes sense because the performance advantage in the market can shift swiftly from sector to sector. Since we keep the sector weightings of our stock funds close to those of the indexes, when a sector such as technology grows, we follow suit.

Some of our best tech performers were stocks of broadband-related, software, communications, and Internet-infrastructure stocks. Also making a notable contribution to the Fund's results were our producer-durables holdings, especially semiconductor equipment stocks, which had the highest absolute return at more than +130%.

Detracting from performance was a subpar return in our consumer discretionary/services holdings. Here we held growth-oriented stocks with relatively high price/earnings multiples that proved out of favor as investors showed a preference for the less expensive, lower-risk stocks that were perceived to be safer. Also, we held a significant number of retail stocks that investors were wary of, fearing that a slowing economy would impair the companies' profit margins.

We believe our active trading strategy helped us achieve higher returns in a market in which some stocks gained or lost half their value in a matter of days. Market volatility was unprecedented. For instance, in the past 12 months, the S&P 500 Index moved up or down at least 2% on more than 20% of its trading days. In contrast, before the 1990s, the S&P 500 Index moved that sharply just 3% of the time. To cope with such volatility, it paid to be able to build or eliminate a position quickly.

In contrast to its bold returns of the past 12 months, the market has behaved tentatively lately as the S&P 500 Index meandered in a circumscribed but volatile range, declining a modest 0.97% in the third quarter of 2000. Growth stocks have fared far worse, and tech stocks worse still. Market pundits have attributed the decline to rich valuations and fears that capital spending on technology will slow next year.

For our part, we believe the tech sector is poised to once again lead the market in coming months. In our analysis, many tech stocks' valuations have become more reasonable and the fears about spending on technology are largely unwarranted. We believe it is likely that tech spending will decline little if at all. The Fund remains heavily invested in tech stocks, therefore we believe we are well positioned to take advantage of any such rally. We expect no letup in market volatility during the next 12 months. Moreover, we look forward to potentially rewarding trading opportunities, resulting from any volatility and to a continuation of the bull market.

In Conclusion
We thank you for your investment in Mercury Select Growth Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



Jeffrey M. Peek
Director and President
Mercury Funds, Inc.



Robert E. Turner
Portfolio Manager
Turner Investment Partners, Inc.


November 16, 2000


September 30, 2000
Mercury Select Growth Fund


FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25%, a distribution fee of 0.10% and an account maintenance fee of 0.25%.

CLASS B SHARES++ are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual and Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

++There were no assets in Class B Shares as of the date of this report.


RECENT PERFORMANCE RESULTS*

                                 6 Month        12 Month   Since Inception
As of September 30, 2000       Total Return   Total Return   Total Return

Class I                           -8.52%         +47.49%       +203.67%
Class A                             --             --          -  1.10
Class C                             --             --          -  3.80


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date for Class I Shares is 1/31/97; for Class A Shares, 9/18/00; and for Class C Shares, 9/21/00. On June 19, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a mutual fund that has the same investment objective as the Fund. All investments are made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.



September 30, 2000

Mercury Select Growth Fund



FUND PERFORMANCE DATA (CONCLUDED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class I Shares

A line graph depicting growth of an investment in the Mercury Select Growth Fund's Class I* Shares compared to growth of the S&P 500
Index and the Russell Top 200 Growth Index++++++. Beginning and ending values are:

                                      1/31/97**        9/00
Mercury Select Growth Fund++--
Class I Shares*                        $9,000        $28,775
S&P 500 Index++++                      $9,000        $22,357
Russell Top 200 Growth Index++++++     $9,000        $19,264


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Mercury Master Select Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of common stocks and other equity securities of very large cap companies that are traded in the United States that Fund management believes have earnings growth potential. ++++This unmanaged broad-based Index is comprised of 500 common stocks of the largest companies in the United States.
++++++This unmanaged Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance is not indicative of future results.


AVERAGE ANNUAL TOTAL RETURN++

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year
Ended 9/30/00                             +47.49%        +39.75%
Inception (1/31/97)
through 9/30/00                           +35.42%        +33.45%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC            CDSC**

Inception (9/21/00)
through 9/30/00                            -3.80%         -4.76%

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without Sales     With Sales
Class A Shares*                           Charge          Charge**

Inception (9/18/00)
through 9/30/00                            -1.10%         -6.29%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Class A and Class C Shares are aggregate total returns.


September 30, 2000
Mercury Select Growth Fund


STATEMENT OF ASSETS
AND LIABILITIES
As of September 30, 2000++

MERCURY SELECT GROWTH FUND
Assets:
Investment in Mercury Master Select Growth Portfolio, at value
(identified cost--$37,664,094)                                                                            $   41,477,589
Prepaid registration fees and other assets                                                                       121,487
                                                                                                          --------------
Total assets                                                                                                  41,599,076
                                                                                                          --------------

Liabilities:
Payable to administrator                                                                                          20,042
Accrued expenses and other liabilities                                                                            23,567
                                                                                                          --------------
Total liabilities                                                                                                 43,609
                                                                                                          --------------

Net Assets:
Net assets                                                                                                $   41,555,467
                                                                                                          ==============

Net Assets Consist of:++++
Class I Shares of Common Stock, $.0001 par value, 400,000,000
shares authorized                                                                                         $          159
Class A Shares of Common Stock, $.0001 par value, 400,000,000
shares authorized                                                                                                      0
Class C Shares of Common Stock, $.0001 par value, 400,000,000
shares authorized                                                                                                      0
Paid-in capital in excess of par                                                                              33,549,397
Undistributed realized capital gains on investments from the Portfolio--net                                    4,192,416
Unrealized appreciation on investments from the Portfolio--net                                                 3,813,495
                                                                                                          --------------
Net assets                                                                                                $   41,555,467
                                                                                                          ==============
Net Asset Value:
Class I--Based on net assets of $41,526,341 and 1,585,158 shares
outstanding                                                                                               $        26.20
                                                                                                          ==============
Class A--Based on net assets of $9,882 and 999 shares
outstanding                                                                                               $         9.89
                                                                                                          ==============
Class C--Based on net assets of $19,244 and 2,000 shares
outstanding                                                                                               $         9.62
                                                                                                          ==============



  ++On June 19, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a mutual fund that has the same investment objective as the Fund. All investments are made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.
++++The Fund is also authorized to issue 400,000,000 Class B Shares.

    See Notes to Financial Statements.


September 30, 2000
Mercury Select Growth Fund


STATEMENT OF OPERATIONS
For the Year Ended September 30, 2000++

MERCURY SELECT GROWTH FUND
Investment Income:
Dividends (net of $536 foreign withholding tax)                                                          $        58,274
Interest and discount earned                                                                                      28,370
Investment income allocated from the Portfolio                                                                    43,221
Expenses allocated from the Portfolio                                                                           (84,864)
                                                                                                          --------------
Total income and net investment income from the Portfolio                                                         45,001
                                                                                                          --------------

Expenses:
Investment advisory fees                                                                 $      170,043
Registration fees                                                                               191,597
Administration fees                                                                              76,184
Reorganization expenses                                                                          40,201
Transfer agent fees                                                                               2,813
Accounting services                                                                                 636
Other                                                                                               105
                                                                                         --------------
Total expenses before reimbursement                                                             481,579
Reimbursement of expenses                                                                     (185,708)
                                                                                         --------------
Total expenses after reimbursement                                                                               295,871
                                                                                                          --------------
Investment loss--net                                                                                           (250,870)
                                                                                                          --------------
Realized & Unrealized Gain (Loss) from
Investments and the Portfolio--Net:
Realized gain (loss) from:
 Investments--net                                                                             5,520,331
 The Portfolio--net                                                                           (785,004)        4,735,327
                                                                                         --------------
Change in unrealized appreciation/depreciation from:
 Investments--net                                                                             (489,542)
 The Portfolio--net                                                                           3,813,495        3,323,953
                                                                                         --------------   --------------
Net Increase in Net Assets Resulting from Operations                                                      $    7,808,410
                                                                                                          ==============


++On June 19, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a mutual fund that has the same investment objective as the Fund. All investments are made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

  See Notes to Financial Statements.


September 30, 2000
Mercury Select Growth Fund


STATEMENTS OF CHANGES
IN NET ASSETS
MERCURY SELECT GROWTH FUND

                                                                                        For the Year Ended September 30,
Increase (Decrease) in Net Assets:                                                           2000++    1999 (in thousands)
Operations:
Investment loss--net                                                                     $    (250,870)   $         (36)
Realized gain from investments and the Portfolio--net                                         4,735,327            1,821
Change in unrealized appreciation/depreciation on
investments and from the Portfolio--net                                                       3,323,953              307
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          7,808,410            2,092
                                                                                         --------------   --------------

Distributions to Shareholders:
Realized gain on investments--net:
Class I                                                                                     (1,950,583)               --
                                                                                         --------------   --------------
Net decrease in net assets resulting from distributions
to shareholders                                                                             (1,950,583)               --
                                                                                         --------------   --------------

Capital Share Transactions:
Net increase in net assets derived from capital
share transactions                                                                           27,238,528            2,039
                                                                                         --------------   --------------

Net Assets:
Total increase in net assets                                                                 33,096,355            4,131
Beginning of year                                                                             8,459,112            4,328
                                                                                         --------------   --------------
End of year                                                                              $   41,555,467   $        8,459
                                                                                         ==============   ==============


++On June 19, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


September 30, 2000
Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS

MERCURY SELECT GROWTH FUND
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                          Class I
                                                                                                 For the
                                                                                                 Period
                                                                                                 Jan. 31,
                                                              For the Year Ended                1997++ to
                                                                  Sept. 30,                     Sept. 30,
Increase (Decrease) in Net Asset Value:               2000+++++      1999           1998           1997
Per Share Operating Performance:
Net asset value, beginning of period                $  18.90       $  13.22       $  12.28       $  10.00
                                                    --------       --------       --------       --------
Investment income (loss)--net                          (.16)          (.08)          (.01)            .01
Realized and unrealized gain on investments
and from the Portfolio--net                             8.94           5.76           1.98           2.27
                                                    --------       --------       --------       --------
Total from investment operations                        8.78           5.68           1.97           2.28
                                                    --------       --------       --------       --------
Less dividends and distributions:
 Investment income--net                                   --             --          (.01)             --
 Realized gain on investments--net                    (1.48)             --         (1.02)             --
                                                    --------       --------       --------       --------
Total dividends and distributions                     (1.48)             --         (1.03)             --
                                                    --------       --------       --------       --------
Net asset value, end of period                      $  26.20       $  18.90      $   13.22       $  12.28
                                                    ========       ========      =========       ========

Total Investment Return:**
Based on net asset value per share                    47.49%         42.97%         17.26%      22.80%+++
                                                    ========       ========      =========       ========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                      .84%          1.00%          1.00%         1.00%*
                                                    ========       ========      =========       ========
Expenses++++                                           1.37%          2.41%          7.70%        26.45%*
                                                    ========       ========      =========       ========
Investment income (loss)--net                         (.71%)         (.47%)         (.10%)          .20%*
                                                    ========       ========      =========       ========

Supplemental Data:
Net assets, end of period (in thousands)            $ 41,526       $  8,459      $   4,328       $    701
                                                    ========       ========      =========       ========
Portfolio turnover                                        --        370.71%        234.93%        346.47%
                                                    ========       ========      =========       ========



*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++On June 19, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a mutual fund that has the same investment objective as the Fund. All investments are made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


September 30, 2000

Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)
MERCURY SELECT GROWTH FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                              For the           For the
                                                                                              Period            Period
                                                                                             Sept. 18,         Sept. 21,
                                                                                             2000++ to         2000++ to
                                                                                             Sept. 30,         Sept. 30,
                                                                                                2000              2000
Increase (Decrease) in Net Asset Value:                                                       Class A           Class C
Per Share Operating Performance:
Net asset value, beginning of period                                                           $  10.00         $  10.00
                                                                                               --------         --------
Investment loss--net                                                                                 --++++           --++++
Realized and unrealized loss from the Portfolio--net                                              (.11)            (.38)
                                                                                               --------         --------
Total from investment operations                                                                  (.11)            (.38)
                                                                                               --------         --------
Net asset value, end of period                                                                 $   9.89         $   9.62
                                                                                               --------         --------

Total Investment Return:**
Based on net asset value per share                                                              (1.10%)+++       (3.80%)+++
                                                                                               --------         --------

Ratios to Average Net Assets:
Expenses, net of reimbursement++++++                                                             1.10%*           1.67%*
                                                                                               ========         ========
Expenses++++++                                                                                   2.47%*           2.88%*
                                                                                               ========         ========
Investment loss--net                                                                           (1.13%)*         (1.42%)*
                                                                                               ========         ========

Supplemental Data:
Net assets, end of period (in thousands)                                                       $     10         $     19
                                                                                               ========         ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Amount is less than $.01 per share.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


September 30, 2000
Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS

MERCURY SELECT GROWTH FUND
1 Significant Accounting Policies:
Mercury Select Growth Fund (the "Fund") (formerly Turner Large Cap Growth Equity Fund) is a series of Mercury Funds, Inc. (the "Corporation") and is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. On June 19, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Mercury Master Select Growth Portfolio (the "Portfolio"), a mutual fund that has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income and security transactions--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in conformity with accounting principles generally accepted in the United States of America. When the Fund was a stand-alone investment company, dividend income was recorded on the ex-dividend dates. Interest income (including amortization of discount) was recognized on the accrual basis. Realized gains and losses on security transactions were determined on the identified cost basis.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed in interest, dividends and capital gains at various rates.


September 30, 2000
Mercury Select Growth Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $245,418 have been reclassified between undistributed net realized capital gains and accumulated net investment loss and $43,109 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2 Transactions with Affiliates:
The Corporation has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the period June 19, 2000 to September 30, 2000, FAM had earned fees of $48,482, all of which was waived. In addition, FAM also reimbursed the Fund $137,226 in additional expenses.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                             Account
                                         Maintenance Fee    Distribution Fee

Class A                                        .25%              .10%
Class B                                        .25%              .75%
Class C                                        .25%              .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3 Investments:
Increases and decreases in the Fund's investment in the Portfolio for the period June 19, 2000 to September 30, 2000 were $46,260,889 and $7,770,148, respectively.

4 Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $27,238,528 and $2,039 (in thousands) for the years ended September 30, 2000 and September 30, 1999, respectively.

Transactions in capital shares for each class were as follows:

Class I Shares for the Year
Ended September 30, 2000                       Shares      Dollar Amount

Shares sold                                   2,486,938     $ 62,930,069
Shares issued to shareholders in
reinvestment of distributions                    83,029        1,923,778
                                           ------------     ------------
Total issued                                  2,569,967       64,853,847
Shares redeemed                             (1,432,424)     (37,645,314)
                                           ------------     ------------
Net increase                                  1,137,543     $ 27,208,533
                                           ============     ============


Class I Shares for the Year                    Shares      Dollar Amount
Ended September 30, 1999                   (in thousands) (in thousands)

Shares sold                                         255     $      4,366
Shares redeemed                                   (134)          (2,327)
                                           ------------     ------------
Net increase                                        121     $      2,039
                                           ------------     ------------


Class A Shares for the Period
September 18, 2000++ to
September 30, 2000                             Shares      Dollar Amount

Shares sold                                         999     $      9,995
                                           ------------     ------------
Net increase                                        999     $      9,995
                                           ------------     ------------

++Commencement of operations.


Class C Shares for the Period
September 21, 2000++ to
September 30, 2000                             Shares      Dollar Amount

Shares sold                                    2,000       $      20,000
                                           ------------     ------------
Net increase                                      2,000     $     20,000
                                           ------------     ------------

++Commencement of operations.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Mercury Select Growth Fund
(One of the Series constituting Mercury Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Select Growth Fund (the "Fund") as of September 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999, and the financial highlights in the two-year period then ended and for the period January 31, 1997 (commencement of operations) to September 30, 1997 were audited by other auditors whose report, dated November 8, 1999, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Select Growth Fund as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2000
</AUDIT-REPORT>


September 30, 2000
Mercury Select Growth Fund


SCHEDULE OF INVESTMENTS
MERCURY MASTER SELECT GROWTH PORTFOLIO
                                                                                                         In US Dollars
                           Shares                                                                                 Percent of
Industries                  Held                        Common Stocks                                  Value      Net Assets
Aerospace &                 7,170      United Technologies Corporation                               $   496,523       1.2%
Defense

Beverages                   9,760      Anheuser-Busch Companies, Inc.                                    412,970       1.0
                            9,680      PepsiCo, Inc.                                                     445,280       1.1
                                                                                                     -----------     ------
                                                                                                         858,250       2.1

Biotechnology              13,920    ++Amgen Inc.                                                        970,050       2.3
                            3,430    ++Genentech, Inc.                                                   636,908       1.5
                            6,200    ++MedImmune, Inc.                                                   478,950       1.2
                                                                                                     -----------     ------
                                                                                                       2,085,908       5.0

Communications              6,850    ++CIENA Corporation                                                 840,837       2.0
Equipment                  70,928    ++Cisco Systems, Inc.                                             3,918,772       9.5
                            4,110      Corning Incorporated                                            1,220,670       2.9
                            2,620    ++Corvis Corporation                                                160,966       0.4
                            8,410    ++JDS Uniphase Corporation                                          795,796       1.9
                            3,750    ++Juniper Networks, Inc.                                            821,250       2.0
                           12,180      Nortel Networks Corporation                                       725,471       1.8
                            1,320    ++SDL Inc.                                                          408,870       1.0
                            5,090    ++Sycamore Networks, Inc.                                           548,448       1.3
                                                                                                     -----------     ------
                                                                                                       9,441,080      22.8

Computer                    6,470    ++BEA Systems, Inc.                                                 503,851       1.2
Software

Computers                   2,660    ++Brocade Communications Systems, Inc.                              628,092       1.5
                            3,170    ++Network Appliance, Inc.                                           403,779       1.0
                            7,010    ++Palm, Inc.                                                        371,092       0.9
                            2,350    ++Redback Networks Inc.                                             387,016       0.9
                                                                                                     -----------     ------
                                                                                                       1,789,979       4.3

Computers &                19,290    ++EMC Corporation                                                 1,912,121       4.6
Peripherals                13,630    ++Sun Microsystems, Inc.                                          1,603,229       3.9
                                                                                                     -----------     ------
                                                                                                       3,515,350       8.5

Electrical &                5,420    ++The AES Corporation                                               371,270       0.9
Electronics

Electronics                 5,570    ++Xilinx, Inc.                                                      477,976       1.2

Electronics                 5,070    ++Flextronics International Ltd.                                    416,057       1.0
Components


September 30, 2000
Mercury Select Growth Fund


SCHEDULE OF INVESTMENTS (continued)
MERCURY MASTER SELECT GROWTH PORTFOLIO
                                                                                                         In US Dollars
                           Shares                                                                                  Percent of
Industries                  Held                        Common Stocks                                  Value       Net Assets
Energy                      4,685    ++VERITAS Software Corporation                                  $   667,027       1.6%
Equipment &
Service

Fiber Optics               10,580    ++TyCom, Ltd.                                                       406,007       1.0

Hospital                    8,210      Abbott Laboratories                                               390,488       0.9
Supplies

Industrial                 62,340      General Electric Company                                        3,596,239       8.7
Conglomerates

Insurance                   4,560      American International Group, Inc.                                436,335       1.0
Internet                   28,870    ++America Online, Inc.                                            1,551,762       3.8
Software &                  3,790    ++Ariba, Inc.                                                       542,917       1.3
Services                    5,410    ++Commerce One, Inc.                                                424,685       1.0
                            3,390    ++i2 Technologies, Inc.                                             633,930       1.5
                            2,680    ++VeriSign, Inc.                                                    542,868       1.3
                                                                                                     -----------     ------
                                                                                                       3,696,162       8.9

Media                      10,670      Time Warner Inc.                                                  834,928       2.0

Miscellaneous               7,800    ++Celestica Inc.                                                    540,150       1.3
Materials &
Commodities

Multi-Utilities             6,050      Enron Corp.                                                       530,131       1.3

Pharma-                    14,140      American Home Products Corporation                                799,794       1.9
ceuticals                   3,380    ++Millennium Pharmaceuticals, Inc.                                  493,480       1.2
                           45,127      Pfizer Inc.                                                     2,027,895       4.9
                            8,510      Pharmacia Corporation                                             512,196       1.2
                                                                                                     -----------     ------
                                                                                                       3,833,365       9.2

Semiconductor               3,060    ++Applied Micro Circuits Corporation                                633,420       1.5
Equipment &                 2,570    ++Broadcom Corporation (Class A)                                    626,437       1.5
Products                    2,640    ++PMC-Sierra, Inc.                                                  568,260       1.4
                                                                                                     -----------     ------
                                                                                                       1,828,117       4.4

Software                   19,420    ++Oracle Corporation                                              1,529,325       3.7
                            5,840    ++Siebel Systems, Inc.                                              649,700       1.6
                                                                                                       2,179,025       5.3

Software--                  2,640    ++Check Point Software Technologies Ltd.                            415,800       1.0
Computer


September 30, 2000
Mercury Select Growth Fund


SCHEDULE OF INVESTMENTS (concluded)
MERCURY MASTER SELECT GROWTH PORTFOLIO
                                                                                                         In US Dollars
                           Shares                                                                                  Percent of
Industries                  Held                        Common Stocks                                  Value       Net Assets
Telecom-                   20,640      Nokia Oyj 'A' (ADR)(a)                                        $   821,730       2.0%
munications
& Equipment

                                       Total Common Stocks
                                       (Cost--$36,318,254)                                            40,131,748      96.8

                          Face
                         Amount                 Short-Term Securities

Commer-                $1,078,000      General Motors Acceptance Corp.,
cial Paper*                            6.75% due 10/02/2000                                            1,077,596       2.6

                                       Total Short-Term Securities
                                       (Cost--$1,077,596)                                              1,077,596       2.6

                                       Total Investments
                                       (Cost--$37,395,850)                                            41,209,344      99.4

                                       Other Assets Less Liabilities                                     268,342       0.6
                                                                                                     -----------     ------
                                       Net Assets                                                    $41,477,686     100.0%
                                                                                                     ===========     ======

  *Commercial paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
 ++Non-income producing security.
(a)American Depositary Receipts (ADR).

   See Notes to Financial Statements.


September 30, 2000
Mercury Select Growth Fund

STATEMENT OF ASSETS
AND LIABILITIES
As of September 30, 2000

MERCURY MASTER SELECT GROWTH PORTFOLIO
Assets:
Investments, at value (identified cost--$37,395,850)                                                      $   41,209,344
Cash                                                                                                              20,791
Receivables:
 Securities sold                                                                         $    2,191,539
 Contributions                                                                                  347,280
 Dividends                                                                                       10,106        2,548,925
                                                                                         --------------
Prepaid expenses                                                                                                   9,972
                                                                                                          --------------
Total assets                                                                                                  43,789,032
                                                                                                          --------------

Liabilities:
Payables:
 Securities purchased                                                                         2,224,306
 Withdrawals                                                                                     28,876
 Investment adviser                                                                              16,239        2,269,421
                                                                                         --------------
Accrued expenses and other liabilities                                                                            41,925
                                                                                                          --------------
Total liabilities                                                                                              2,311,346
                                                                                                          --------------

Net Assets:
Net assets                                                                                                $   41,477,686
                                                                                                          ==============

Net Assets Consist of:
Partners' capital                                                                                         $   37,664,192
Unrealized appreciation on investments--net                                                                    3,813,494
                                                                                                          --------------
Net assets                                                                                                $   41,477,686
                                                                                                          ==============


See Notes to Financial Statements.


September 30, 2000
Mercury Select Growth Fund


STATEMENT OF OPERATIONS
For the Period June 19, 2000++ to September 30, 2000

MERCURY MASTER SELECT GROWTH PORTFOLIO
Investment Income:
Dividends (net of $27 foreign withholding tax)                                                            $       33,927
Interest and discount earned                                                                                       9,294
                                                                                                          --------------
Total income                                                                                                      43,221
                                                                                                          ==============

Expenses:
Investment advisory fees                                                                 $       62,212
Trustees' fees and expenses                                                                       7,461
Accounting services                                                                               7,448
Offering costs                                                                                    4,027
Custodian fees                                                                                    3,575
Other                                                                                               141
                                                                                         --------------
Total expenses                                                                                                    84,864
                                                                                                          --------------
Investment loss--net                                                                                            (41,643)
                                                                                                          --------------

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized loss from investments--net                                                                            (785,006)
Unrealized appreciation on investments--net                                                                    3,813,494
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $    2,986,845
                                                                                                          ==============

++Commencement of operations.

See Notes to Financial Statements.


September 30, 2000
Mercury Select Growth Fund


STATEMENT OF CHANGES
IN NET ASSETS
MERCURY MASTER SELECT GROWTH PORTFOLIO
                                                                                                           For the Period
                                                                                                          June 19, 2000++
Increase (Decrease) in Net Assets:                                                                       to Sept. 30, 2000
Operations:
Investment loss--net                                                                                      $     (41,643)
Realized loss on investments--net                                                                              (785,006)
Unrealized appreciation on investments--net                                                                    3,813,494
                                                                                                          --------------
Net increase in net assets resulting from operations                                                           2,986,845
                                                                                                          --------------

Net Capital Contributions:
Increase in net assets derived from net capital contributions                                                 38,490,741
                                                                                                          --------------

Net Assets:
Total increase in net assets                                                                                  41,477,586
Beginning of period                                                                                                  100
                                                                                                          --------------
End of period                                                                                             $   41,477,686
                                                                                                          ==============


++Commencement of operations.

  See Notes to Financial Statements.


September 30, 2000
Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS
MERCURY MASTER SELECT GROWTH PORTFOLIO
The following ratios have been derived from information provided in the financial statements.

                                                                                                         For the Period
                                                                                                        June 19, 2000++
                                                                                                       to Sept. 30, 2000
Ratios to Average Net Assets:
Expenses                                                                                                           .68%*
                                                                                                          --------------
Investment loss--net                                                                                             (.33%)*
                                                                                                          --------------

Supplemental Data:
Net assets, end of period (in thousands)                                                                  $       41,478
                                                                                                          ==============
Portfolio turnover                                                                                               131.19%
                                                                                                          ==============


 *Annualized.
++Commencement of operations.
  See Notes to Financial Statements.


September 30, 2000
Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER SELECT GROWTH PORTFOLIO
1 Significant Accounting Policies:
Mercury Master Select Growth Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


September 30, 2000
Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

* Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.


SEPTEMBER 30, 2000
MERCURY SELECT GROWTH FUND


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

2 Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Mercury Advisors ("Mercury"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets.

Accounting services are provided to the Portfolio by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury, FAM, PSI, and/or ML & Co.

The Fund was known as Turner Large Cap Growth Equity Fund until June 16, 2000. Turner Investment Partners, Inc. was the investment adviser on the Fund and is now acting as the sub-adviser.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for the period June 19, 2000 to September 30, 2000 were $56,666,295 and $60,396,003, respectively.

Net realized losses for the period June 19, 2000 to September 30, 2000 and net unrealized gains as of September 30, 2000 were as follows:

                             Realized             Unrealized
                              Losses                 Gains

Long-term investments      $ (785,006)            $3,813,494
                           ----------             ----------
Total investments          $ (785,006)            $3,813,494
                           ==========             ==========


As of September 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $2,101,360, of which $3,871,688 related to appreciated securities and $1,770,328 related to depreciated securities. At September 30, 2000, the aggregate cost of investments for Federal income tax purposes was $39,107,984.


SEPTEMBER 30, 2000
MERCURY SELECT GROWTH FUND


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Mercury Master Select Growth Portfolio
(One of the Series constituting Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master Select Growth Portfolio, including the schedule of investments, as of September 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period June 19, 2000 (commencement of operations) to September 30, 2000. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master Select Growth Portfolio as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period June 19, 2000 (commencement of operations) to September 30, 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2000
</AUDIT-REPORT>


September 30, 2000
Mercury Select Growth Fund


OFFICERS AND DIRECTORS

Jeffrey M. Peek, Director and President
Terry K. Glenn, Director and
Executive Vice President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


IMPORTANT TAX INFORMATION
(UNAUDITED)

Of the ordinary income distribution paid by Mercury Select Growth Fund to shareholders of record on December 15, 1999, 2.18% qualifies for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gains distribution of $.11 per share to shareholders of record on December 15, 1999. This entire distribution is subject to the maximum 20% tax rate.

Please retain this information for your records.


September 30, 2000

Mercury Select Growth Fund